                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                       Date of Report: February 11, 1998
               Date of Earliest Event Reported: February 6, 1998




                       TCI SATELLITE ENTERTAINMENT, INC.
            (Exact name of Registrant as specified in its Charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

              0-21317                              84-1299995
      (Commission File Number)        (I.R.S. Employer Identification No.)



                         8085 South Chester, Suite 300
                           ENGLEWOOD, COLORADO 80112
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 712-4600
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ITEM 5.  OTHER EVENTS.
         ------------

          On February 6, 1998, the Registrant entered into (i) a Merger and Contribution Agreement dated as of February 6, 1998 (the "Restructuring Agreement"), (ii) an Asset Transfer Agreement dated as of February 6, 1998 (the "TSAT Asset Transfer Agreement"), (iii) an Agreement and Plan of Merger dated as of February 6, 1998 (the "TSAT Merger Agreement") and (iv) and certain other agreements contemplated by the Restructuring Agreement to which the Registrant is a party. The transactions contemplated by the Restructuring Agreement, the TSAT Asset Transfer Agreement, the TSAT Merger Agreement and such other agreements are hereinafter referred to, collectively, as the "Roll-up Plan."

          The Roll-up Plan is a two-part transaction, comprising (i) the contribution of substantially all of the Registrant's assets and liabilities to PRIMESTAR, Inc. ("New PRIMESTAR"), a newly formed corporation and wholly owned subsidiary of the Registrant, and the concurrent contribution to New PRIMESTAR by the Registrant's existing partners of their respective interests in the PRIMESTAR(R) digital satellite business (collectively, the "Restructuring Transaction"), and (ii) subject to regulatory approval and other conditions, the subsequent merger of the Registrant with and into New PRIMESTAR, in a transaction in which the Registrant's outstanding common shares will be exchanged for common shares of New PRIMESTAR (the "TSAT Merger").

          As a result of the Restructuring Transaction, New PRIMESTAR will own the entire PRIMESTAR(R) digital satellite business and the Registrant and its former partners in that business (or their respective affiliates) will, in the aggregate, own all the outstanding capital stock of New

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PRIMESTAR. Following the Restructuring Transaction and prior to the TSAT Merger, the Registrant's stockholders will continue to own common stock of the Registrant, which will continue to trade on The Nasdaq National Market under the symbols "TSATA" and "TSATB." During such period, the Registrant will be a holding company, and the Registrant's principal asset will be its 36% ownership interest in New PRIMESTAR. In addition, the Registrant will own all the capital stock of Tempo Satellite, Inc. ("Tempo"), an existing subsidiary of the Registrant that holds certain authorizations granted by the Federal Communications Commission ("FCC") and other assets and liabilities relating to a proposed direct broadcast satellite system being constructed by Tempo. In connection with the Roll-up Plan, the Registrant will enter into an agreement with New PRIMESTAR granting New PRIMESTAR an exclusive, transferable option to acquire Tempo's stock or assets, subject to FCC approval.

     Assuming that necessary regulatory approvals are received and that the other conditions provided for in the TSAT Merger Agreement are satisfied or waived, the TSAT Merger will be consummated. In that event, the Registrant will cease to exist, and the stockholders of the Registrant will receive, in a transaction designed to be tax-free to such stockholders, (i) one share of Class A Common Stock, par value of $.01 per share, of New PRIMESTAR ("New PRIMESTAR Class A Common Stock") for each share of the Registrant's Series A Common Stock outstanding immediately prior to the closing of the TSAT Merger, and (ii) one share of Class B Common Stock, par value of $.01 per share, of New PRIMESTAR ("New PRIMESTAR Class B Common Stock") for each share of the Registrant's Series B Common Stock outstanding immediately prior to the closing of the TSAT Merger. There can be no assurance as to whether the market value of the shares

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of New PRIMESTAR common stock to be received by stockholders of the Registrant in exchange for their shares of the Registrant's common stock will be less than, equal to or greater than the market value of shares of the Registrant's common stock prior to the consummation of the TSAT Merger. Subject to adjustment based on closing subscriber counts and other factors, immediately following the TSAT Merger, the Registrant's former stockholders will own, in the aggregate, common stock of New PRIMESTAR representing approximately 34% of the common equity, and 36% of the voting power, of New PRIMESTAR then outstanding.

     The consummation of the Roll-up Plan is subject to, among other things, the approval of the Registrant's stockholders. The Registrant has called a special meeting (the "Meeting") of its stockholders to be held on March 6, 1998 to consider and to vote upon the proposed Roll-up Plan. The record date for the Meeting was set as January 6, 1998.

     On February 9, 1998, New PRIMESTAR filed with the Securities and Exchange Commission an Amendment No. 1 to a Registration Statement on Form S-4 (File No.333-45835) (the "Registration Statement"), providing for registration under the Securities Act of 1933, as amended, of the shares of New PRIMESTAR Class A Common Stock and New PRIMESTAR Class B Common Stock to be issued by New PRIMESTAR to the former stockholders of the Registrant in connection with the TSAT Merger.

     The Prospectus which forms a part of the Registration Statement constitutes the Registrant's definitive proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Proxy Statement"), with respect to the Meeting.

     Reference is made to the Proxy Statement, which is filed as an exhibit to this Current Report on Form 8-K, for detailed information concerning the terms of the proposed Roll-up Plan, the

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proposed management of new PRIMESTAR and other additional material information relating to the Registrant.

     The Registrant is filing this Current Report on Form 8-K in order to permit the Registrant to incorporate by reference the information contained in the Proxy Statement, and the exhibits thereto, in registration statements that may be filed in the future by the Registrant.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     Exhibits
     --------
     2.1. Merger and Contribution Agreement dated as of February 6, 1998, among TCI Satellite Entertainment, Inc. ("TSAT"), PRIMESTAR, Inc., Time Warner Entertainment Company, L.P. ("TWE"), Advance/Newhouse Partnership ("Newhouse"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox"), MediaOne of Delaware, Inc. ("MediaOne") and GE American Communications, Inc. ("GE Americom") (Incorporated by reference to Exhibit 2.1 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the Securities and Exchange Commission ("SEC") on February 9, 1998 (Registration No. 333-45835)).

     2.2. Asset Transfer Agreement dated as of February 6, 1998, between TSAT and PRIMESTAR, Inc. (Incorporated by reference to Exhibit 2.2 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No.333-45835)).

     2.3. Agreement and Plan of Merger dated as of February 6, 1998, between TSAT and PRIMESTAR, Inc. (Incorporated by reference to Exhibit 2.4 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No.333-45835)).

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     2.4.*    Agreement and Plan of Merger dated as of February 6, 1998, between
              PRIMESTAR, Inc. and Comcast DBS, Inc. (Incorporated by reference to Exhibit 2.5 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No.333-45835)).

     2.5.* Asset Transfer Agreement dated as of February 6, 1998, between PRIMESTAR, Inc. and Newhouse (Incorporated by reference to Exhibit
              2.6 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.6. Form of Reimbursement Agreements between PRIMESTAR, Inc. and each of (i) TWE, (ii) Comcast, (iii) Cox and (iv) MediaOne, each to be entered into at the closing of the Restructuring Transaction (Incorporated by reference to Exhibit 2.7 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.7. Guarantee Agreement dated as of February 6, 1998, by US West Media Group, Inc. ("US West"), in favor of each of TSAT, PRIMESTAR, Inc., TWE, Newhouse, Comcast, Cox and GE Americom (Incorporated by reference to Exhibit 2.8 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.8. Letter Agreement dated as of February 6, 1998, between John C. Malone and TSAT, PRIMESTAR, Inc., TWE, Newhouse, Comcast, Cox, MediaOne and GE Americom, for the benefit of TSAT, PRIMESTAR, Inc., TWE, Newhouse, Comcast, Cox, MediaOne and GE Americom (Incorporated by reference to Exhibit 2.9 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.9. Form of Stockholders Agreement among PRIMESTAR, Inc., TSAT, TWE, Newhouse, Comcast, Cox, MediaOne, Continental Satellite Company, Inc., Continental Satellite Company of Chicago, Inc., Continental Satellite Company of Minnesota, Inc., Continental Satellite Company of New England, Inc., Continental Satellite Company of Michigan, Inc., Continental Satellite Company of Ohio, Inc., Continental Satellite Company of Virginia, Inc., MediaOne Satellite II, Inc., GE Americom and John C. Malone, to be entered into at the closing of the Restructuring Transaction (Incorporated by reference to Exhibit 2.13 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

____________________
* Attached to this exhibit is a schedule of agreements that are substantially identical to this exhibit, in accordance with Instruction 2 to Item 601 of Regulation S-K.

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     2.10.    Stockholders Agreement dated as of February 6, 1998, among
              PRIMESTAR, Inc., TSAT and John C. Malone (Incorporated by reference to Exhibit 2.16 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.11. TSAT Tempo Agreement dated as of February 6, 1998, between PRIMESTAR, Inc. and TSAT (Incorporated by reference to Exhibit
              2.17 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     99.1 Proxy Statement of TCI Satellite Entertainment, Inc. filed with the SEC on February 9, 1998.


                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 1998


                              TCI SATELLITE ENTERTAINMENT, INC.
                                    (Registrant)


                                    By:  /s/ Kenneth G. Carroll
                                       ----------------------------------
                                       Name:  Kenneth G. Carroll
                                       Title: Senior Vice President and Chief
                                              Financial Officer

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                                      EXHIBIT INDEX
                                      -------------
     Exhibits
     --------

     2.1. Merger and Contribution Agreement dated as of February 6, 1998, among TCI Satellite Entertainment, Inc. ("TSAT"), PRIMESTAR, Inc., Time Warner Entertainment Company, L.P. ("TWE"), Advance/Newhouse Partnership ("Newhouse"), Comcast Corporation ("Comcast"), Cox Communications, Inc. ("Cox"), MediaOne of Delaware, Inc. ("MediaOne") and GE American Communications, Inc. ("GE Americom") (Incorporated by reference to Exhibit 2.1 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.2. Asset Transfer Agreement dated as of February 6, 1998, between TSAT and PRIMESTAR, Inc. (Incorporated by reference to Exhibit 2.2 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No.333-45835)).

     2.3. Agreement and Plan of Merger dated as of February 6, 1998, between TSAT and PRIMESTAR, Inc. (Incorporated by reference to Exhibit 2.4 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No.333-45835)).

     2.4.* Agreement and Plan of Merger dated as of February 6, 1998, between PRIMESTAR, Inc. and Comcast DBS, Inc. (Incorporated by reference to
             Exhibit 2.5 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No.333-45835)).

     2.5.* Asset Transfer Agreement dated as of February 6, 1998, between PRIMESTAR, Inc. and Newhouse (Incorporated by reference to Exhibit
             2.6 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.6. Form of Reimbursement Agreements between PRIMESTAR, Inc. and each of (i) TWE, (ii) Comcast, (iii) Cox and (iv) MediaOne, each to be entered into at the closing of the Restructuring Transaction (Incorporated by reference to Exhibit 2.7 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

_____________________
* Attached to this exhibit is a schedule of agreements that are substantially identical to this exhibit, in accordance with Instruction 2 to Item 601 of Regulation S-K.

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     2.7.  Guarantee Agreement dated as of February 6, 1998, by US West Media
           Group, Inc. ("US West"), in favor of each of TSAT, PRIMESTAR, Inc., TWE, Newhouse, Comcast, Cox and GE Americom (Incorporated by reference to Exhibit 2.8 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.8. Letter Agreement dated as of February 6, 1998, between John C. Malone and TSAT, PRIMESTAR, Inc., TWE, Newhouse, Comcast, Cox, MediaOne and GE Americom, for the benefit of TSAT, PRIMESTAR, Inc., TWE, Newhouse, Comcast, Cox, MediaOne and GE Americom (Incorporated by reference to
           Exhibit 2.9 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.9. Form of Stockholders Agreement among PRIMESTAR, Inc., TSAT, TWE, Newhouse, Comcast, Cox, MediaOne, Continental Satellite Company, Inc., Continental Satellite Company of Chicago, Inc., Continental Satellite Company of Minnesota, Inc., Continental Satellite Company of New England, Inc., Continental Satellite Company of Michigan, Inc., Continental Satellite Company of Ohio, Inc., Continental Satellite Company of Virginia, Inc., MediaOne Satellite II, Inc., GE Americom and John C. Malone, to be entered into at the closing of the Restructuring Transaction (Incorporated by reference to Exhibit 2.13 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.10. Stockholders Agreement dated as of February 6, 1998, among PRIMESTAR, Inc., TSAT and John C. Malone (Incorporated by reference to Exhibit
           2.16 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     2.11. TSAT Tempo Agreement dated as of February 6, 1998, between PRIMESTAR, Inc. and TSAT (Incorporated by reference to Exhibit 2.17 to PRIMESTAR, Inc.'s Registration Statement on Form S-4 filed with the SEC on February 9, 1998 (Registration No. 333-45835)).

     99.1  Proxy Statement of TSAT filed with the SEC on February 9, 1998.

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